UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 9, 2015

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

001-12372

(Commission File Number)

Delaware	22-3268660
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2015, in connection with the completion of the Merger (as defined below), Cytec Industries Inc. (the “Company”), Solvay SA, a public limited company organized under the laws of Belgium (“Solvay”), as guarantor, and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of March 15, 1998, between the Company and the Trustee (as supplemented and amended, the “Indenture”). Pursuant to the Fifth Supplemental Indenture, Solvay has provided an irrevocable and unconditional guarantee with respect to each outstanding series of notes of the Company issued under the Indenture.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 9, 2015 (the “Closing Date”) at approximately 8:00 a.m. Eastern Time (the “Effective Time”), Tulip Acquisition Inc. (“Merger Subsidiary”), a Delaware corporation and a wholly owned subsidiary of Solvay, merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Solvay (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of July 28, 2015, among the Company, Solvay and Merger Subsidiary (the “Agreement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, $0.01 par value per share, of the Company (“Company Stock”), other than shares held by the Company, Solvay or any of their respective subsidiaries and shares with respect to which appraisal rights have been properly demanded and not waived, withdrawn or lost, outstanding immediately prior to the Effective Time was converted into the right to receive from Solvay $75.25 in cash, without interest and less any applicable tax withholding (the “Merger Consideration”).

The foregoing description of the Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015, and which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the New York Stock Exchange (“NYSE”) suspend trading of the Company Stock prior to the commencement of trading on NYSE on the Closing Date, remove the Company Stock from listing on NYSE and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Company Stock and the deregistration of the Company Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification and notice on Form 15 under the Exchange

Act, suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, and upon the effectiveness of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Solvay.

The total amount of funds used by Solvay to fund the Merger Consideration was approximately $5.5 billion, which was funded through a combination of cash on hand and debt financing.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement, upon the effectiveness of the Merger, each of the ten directors of the Company (Chris A. Davis, Anthony G. Fernandes, Shane D. Fleming David P. Hess, Louis L. Hoynes, Jr., Barry C. Johnson, Carol P. Lowe, William P. Powell, Thomas W. Rabaut and Raymond P. Sharpe) were removed from the board of directors of the Company and from all committees of the board of directors on which they served, and Jean-Pierre Clamadieu, Roger Kearns, Michael Radossich, Mark Dahlinger and Anthony Saviano became the directors of the Company following the Effective Time.

In connection with the Merger, Shane D. Fleming, Chairman of the Board, President and Chief Executive Officer of the Company, departed the Company effective as of the Closing Date, and Daniel G. Darazsdi, Vice President and Chief Financial Officer of the Company, William N. Avrin, Vice President of the Company, and Roy D. Smith, Vice President, General Counsel and Secretary of the Company, will each depart the company effective shortly after the Closing Date, which departures are treated as terminations without “Cause” under the terms of the Company’s Executive Income Continuity Plan and their respective other compensatory arrangements.

Following the Effective Time, Jean-Pierre Clamadieu was appointed as Chairman of the board of directors of the Company and Roger Kearns was appointed President and Chief Executive Officer of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time of the Merger, pursuant to the terms of the Agreement, the Certificate of Incorporation was amended and restated to be identical to the certificate of incorporation of Merger Subsidiary as in effect immediately prior to the closing of the Merger (except with respect to the name of the Company, which will remain “Cytec Industries Inc.”) and the By-laws of the Company were amended and restated to be identical to the bylaws of Merger Subsidiary as in effect at the Effective Time. Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 28, 2015, among Cytec Industries Inc., Solvay SA, and Tulip Acquisition Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

3.1	Amended and Restated Certificate of Incorporation of Cytec Industries Inc.

3.2	Amended and Restated By-laws of Cytec Industries Inc.

4.1	Fifth Supplemental Indenture, dated as of December 9, 2015, among Cytec Industries Inc., Solvay SA, as guarantor, and The Bank of New York Mellon, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTEC INDUSTRIES INC.

By:	/s/ Anthony Saviano
Name:	Anthony Saviano
Title:	Secretary

Dated: December 9, 2015

[Signature Page to Closing 8-K]

Exhibit Number	EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of July 28, 2015, among Cytec Industries Inc., Solvay SA, and Tulip Acquisition Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 29, 2015).

3.1	Amended and Restated Certificate of Incorporation of Cytec Industries Inc.

3.2	Amended and Restated By-laws of Cytec Industries Inc.

4.1	Fifth Supplemental Indenture, dated as of December 9, 2015, among Cytec Industries Inc., Solvay SA, as guarantor, and The Bank of New York Mellon, as trustee.